UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

AMENDMENT NO. 1 TO

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2008

POP STARZ RECORDS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-142907	76-0835007
(Commission File Number)	(IRS Employer Identification No.)

150 E. Angeleno Ave. Suite 1426 Burbank, CA	91502
(Address of Principal Executive Offices)	(Zip Code)

(818)539-6509

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of Previously engaged public accounting firm

On October 1, 2008 Berman & Company, P.A. (“Berman”) was dismissed as the Company’s independent auditor and independent registered public accounting firm effective immediately.

On October 1, 2008, the Company’s Board of Directors approved the engagement of Stan J.H. Lee, CPA (“Lee”), as the Company’s independent auditor and independent registered public accounting firm. As more fully set forth below, until the appointment by the Company’s Board of Directors, there was no prior relationship between the Company and Lee.

The report issued by Berman in connection with the audit of Pop Starz Records, Inc., for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Company’s report for the years ended December 31, 2007 and 2006 included an explanatory statement wherein Berman expressed substantial doubt about the registrants ability to continue as a going concern.

During the fiscal years ended December 31, 2007 and 2006 and through October 1, 2008, there have been no disagreements with Berman (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Berman’s satisfaction, would have caused Berman to make reference thereto in connection with its reports.

During the fiscal year ended December 31, 2007 and through October 1, 2008, neither the Company nor anyone acting on behalf of the Company has consulted with Lee regarding either:

1.

The application of accounting principles to specified transactions, either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither was a written report provided to the Company nor was oral advice provided that Lee concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Company provided Berman with a copy of the foregoing disclosure. A copy of Berman’s letter to the Securities and Exchange Commission, dated October 14, 2008 regarding its agreement with the foregoing statements is attached to this report as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1	Letter from Berman & Company, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2008

Pop Starz Records, Inc.

By:	/s/Michelle Tucker

Michelle Tucker

President and CEO